Exhibit 10.3: Form of Power REIT Guaranty


GUARANTY


       THIS GUARANTY (this "Guaranty") dated as of this [ ] day of December, 2012 is made by POWER REIT, a Maryland real estate investment trust (the "Guarantor"), with an address of 301 Winding Road, Old Bethpage, New York 11804, to and for the benefit of HUDSON BAY PARTNERS, L.P., a New York limited partnership (the "Lender"), with a principal place of business at 301 Winding Road, Old Bethpage, New York 11804.

R E C I T A L S:

       A.	PW SALISBURY SOLAR, LLC, a Massachusetts limited liability
company (the "Borrower"), with a principal place of business at 301Winding Road, Old Bethpage, New York 11804, is obtaining a loan (the "Loan") from Lender in the original principal amount of Eight Hundred Thousand and 00/100 Dollars ($800,000.00) (the "Loan Amount").

       B.	The Loan is evidenced by the Promissory Note, dated of even
date herewith, made by Borrower to the order of Lender in the Loan Amount (as now or hereafter amended, modified, substituted or replaced, the "Note").

       C.	The Loan is secured by a Mortgage Security Agreement and
Assignment of Leases and Rents, dated of even date herewith, by Borrower in favor of Lender (as now or hereafter amended, modified, substituted or replaced, the "Mortgage") with respect to that certain real property located in Salisbury, Massachusetts and more particularly described on Exhibit A hereto the "Property").

       D.	Guarantor represents to Lender that Lender's making of the
Loan to Borrower will be to the direct interest, advantage and benefit of Guarantor.

       E.	This Guaranty is given to Lender and guarantees the
obligations of the Borrower contained in each and every one of the Loan Documents (as defined in the Mortgage Agreement) delivered to Lender in connection with the Loan evidenced by the Note.

       F.	Guarantor, as an inducement to Lender to make the Loan,
represents and agrees with Lender that the funds represented by the Note are being used for business and commercial purposes and not for personal, household or family purposes.

A G R E E M E N T:

       NOW THEREFORE, in order to induce Lender to make the Loan to Borrower, and in consideration of the matters described in the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

ARTICLE I


DEFINITIONS

       Section 1.1	Incorporation of Other Definitions.  All initially
capitalized terms used in this Guaranty which are not otherwise defined in this Guaranty shall have the meanings ascribed to them in the Loan Documents.

       Section 1.2	Definitions.  As used in this Guaranty the following
terms shall have the following meanings:

              "Default Rate":  The "Default Rate" as defined in the Note.

              "Lender": The individual or entity described as Lender in the preface of this Guaranty and/or such of its affiliate(s), nominee(s) or subsidiary(ies) to the extent such entity holds an interest in the Loan or acts on behalf of any entity that holds an interest in the Loan, and any investor, participant, co-lender or assignee to whom the Loan, in whole or in part, may be sold, assigned, pledged or otherwise transferred, and their successors and assigns.

              "Loan Documents": The Note, the Mortgage, this Guaranty, and/or any of the other documents, instruments and agreements executed and/or delivered to Lender in connection with the Note or Lender's commitment to make the Loan evidenced thereby, as now or hereafter amended, modified, substituted or replaced.

       Section 1.3	Rules of Construction.  No rules of construction against
the drafter of this Guaranty shall apply in the interpretation of this Guaranty or any of the provisions hereof.

       Section 1.4	Interpretation.  For purposes of this Guaranty, except as
otherwise expressly provided or unless the context otherwise requires:
(a) defined terms include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other genders; (b) references herein to "Articles," "Sections," subsections, paragraphs and other subdivisions without reference to a document are to designated
Articles, Sections, subsections, paragraphs and other subdivisions of this Guaranty; (c) a reference to a subsection without further reference to a
Section is a reference to such subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs, clauses and other subdivisions; (d) the words "hereof,"
"herein," "thereof," "hereunder" and other words of similar import refer to this Guaranty as a whole and not to any particular provisions; (e) the headings of the Articles, Sections or subsections of this Guaranty are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the substance of such Articles, Sections or subsections; (f) the word "including" or "includes" means "including, but not limited to" or "includes without limitation";
(g) the words "approval," "consent" and "notice" shall be deemed to be preceded by the word "written"; (h) in the computation of periods of time from a specified date to a later specified date, the word "from" means
"from and including"; the words "to" and "until" mean "to but excluding";
and the word "through" means "to and including"; (i) any reference to this Guaranty, including any Exhibits hereto shall include this Guaranty and any such Exhibits, as the same may from time to time be supplemented, modified or amended; (j) any document that is "certified" means the document has been appended to a certificate of the party certifying the document that affirms the truth and accuracy of everything in the document being certified, subject to the limitations therein; and (k) unless otherwise specifically provided, all references in this Guaranty to a number of days shall mean calendar days rather than business days.

ARTICLE II

GUARANTY OF PAYMENT AND PERFORMANCE

       Section 2.1	Guaranteed Obligations.  Guarantor absolutely,
unconditionally and irrevocably guaranties to Lender, as primary obligor and not as surety, and jointly and severally with each and every other guarantor (if any), the payment and performance of the Guaranteed Obligations. As used in this Guaranty, the term "Guaranteed Obligations" shall mean:

       (a)	The payment of when due of the outstanding principal
balance of the Note, interest thereon, and all other sums due or to become due and payable to the Lender under the provisions of the Loan Documents;

       (b)	The payment, performance and discharge of each and every
obligation, covenant, undertaking and agreement of the Guarantor hereunder and of Borrower to the Lender contained in any of the other Loan Documents, including the indemnification obligations under the Mortgage; and

       (c)	The payment of all Costs of Collection defined in Section
2.3 below.

       Section 2.2	Agreement to Pay.  Upon a default, Default or Event of
Default as defined in or set forth in the Note or Mortgage, and including, without limitation, failure by Borrower and Guarantor to fully, faithfully and punctually observe their obligations under the Loan Documents within applicable grace periods, if any, Lender may at its option proceed directly and at once, without further notice (other than any notice required by applicable law or the Loan Documents) against Guarantor hereunder, without proceeding against Borrower or any other person or any collateral for the Guaranteed Obligations. Any sums due and payable by Guarantor hereunder shall bear interest at the Default Rate from the date of Lender's demand until the date paid.

       Section 2.3	Costs of Collection.  Guarantor further agrees to pay
Lender all costs and expenses (including all court costs and attorneys' fees and disbursements) paid or incurred by Lender in endeavoring to collect the Guaranteed Obligations from Borrower or Guarantor, to enforce any of the Guaranteed Obligations against Borrower or Guarantor, or any portion thereof, or to enforce this Guaranty, together with interest thereon at the Default Rate from the date such costs or expenses were paid or incurred by Lender until paid to Lender unless collection from Guarantor of interest at such rate would be contrary to law applicable to Guarantor, in which event such sums shall bear interest at the highest rate which may be collected from Guarantor under applicable law (collectively, the "Costs of Collection").

       Section 2.4	Reinstatement of Refunded Payments.  If for any reason
Lender is required to refund or relinquish to Borrower or Guarantor any payment of the Guaranteed Obligations received by Lender from Borrower or any other person, including by reason of the operation of any debtor relief laws now or hereafter enacted, then Guarantor agrees to pay to Lender on demand an amount equal to the amount so required to be refunded or relinquished, it being expressly agreed that the obligations of Guarantor shall not be treated as having been discharged by the original payment to Lender giving rise to such refund or relinquishment, and this Guaranty shall be treated as having remained in full force and effect for any such refund or relinquishment so made by Lender as well as for any amounts not theretofore paid to Lender on account of such Guaranteed Obligations.

       Section 2.5	Acknowledgment of Other Rights.  Nothing herein shall:
(a) constitute a waiver, release or impairment of any obligation evidenced by the Loan Documents including any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provision of the U.S.
Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Mortgage or to require that all of the Property shall continue to secure all of the indebtedness owed to Lender pursuant to the Loan Documents; (b) affect the validity or enforceability of any indemnity, guaranty or similar instrument made in connection with any Loan Document; (c) impair the right of Lender to obtain the appointment of a receiver; or (d) impair the enforcement of any of Lender's other rights, including rights to realize upon any collateral.

ARTICLE III

NATURE OF GUARANTOR'S OBLIGATIONS

       Section 3.1	Primary Obligation of Guarantor.  This is a guaranty of
payment and performance and not just of collection. The liability of Guarantor under this Guaranty is primary, direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other person, nor against securities or liens available to Lender, Lender's successors, successors in title, endorsees or assigns.
This Guaranty shall not be affected by any circumstance that constitutes a legal or equitable discharge of a guarantor or surety other than indefeasible payment in full of all of the Guaranteed Obligations. Lender may enforce this Guaranty notwithstanding the existence of any dispute between Lender and Borrower with respect to the existence of a breach or default of the Guaranteed Obligations. Guarantor hereby waives any right to require that an action be brought against Borrower or any other person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person, if any. This Guaranty shall be irrevocable by Guarantor. If Guarantor pays any amount hereunder and it is later determined that: (i) neither Borrower nor Guarantor is liable as determined by a final order of a court of competent jurisdiction after all appeals have been exhausted, then Lender shall promptly reimburse
Guarantor the amount paid; or (ii) either Borrower or Guarantor is liable, but for an amount more than the amount paid by Guarantor, then, Guarantor shall promptly pay to Lender the amount of any shortfall; or (iii) either Borrower or Guarantor is liable, but for an amount less than the amount paid by Guarantor, then Lender shall promptly reimburse Guarantor for the excess. Notwithstanding the foregoing, Lender may deduct all reasonable costs and expenses incurred by Lender before returning any amounts paid to Guarantor.

       Section 3.2	No Waiver by Lender.  Guarantor agrees that
notwithstanding any and all omissions or delays by Lender in exercising any rights under this Guaranty or any of the other Loan Documents, any and all forbearances and extensions of the time of payment of the Loan, and any and all substitutions, exchanges or releases of all or any part of the collateral therefor, Guarantor shall remain liable, notwithstanding any action, omission or thing which might otherwise operate as a legal or equitable discharge of Borrower or Guarantor.

       Section 3.3	Order of Enforcement.  Upon Borrower's default, Lender,
at Lender's election, may proceed against Guarantor with or without: (a) joining in any such action Borrower or any other indemnitor or guarantor;
(b) commencing any action against or obtaining any judgment against Borrower; or (c) commencing any proceeding to enforce the Loan Documents.

       Section 3.4	Effect of Unenforceability of Loan Documents or
Bankruptcy. Guarantor agrees that Guarantor's obligations hereunder shall not be impaired, modified, changed, released or limited in any manner whatsoever by any invalidity, irregularity or unenforceability of all or any part of the Loan Documents or by any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding under any debtor relief laws relating to Borrower, Guarantor, any other guarantor or indemnitor, or any affiliate of any of them. The liability of Guarantor hereunder is primary and unconditional and shall not be subject to any offset, defense (other than the defense of prior payment in full) or counterclaim.

       Section 3.5	Payment on Demand.  Guarantor agrees that all obligations
of Guarantor hereunder shall be due and payable on demand.

       Section 3.6	Survival.  The obligations of Guarantor hereunder shall
survive a foreclosure of the Mortgage and/or conveyance of all or any portion of the Property in lieu of a foreclosure of the Mortgage until the non-contestable repayment in full of the Loan.

       Section 3.7	Rights of Lender to Deal with Collateral, Borrower and
Other Persons.

              3.7.1	Rights to Release or Substitute.  Guarantor hereby
consents and agrees that Lender may at any time, and from time to time, without thereby releasing Guarantor from any liability hereunder and without notice to or further consent from Guarantor, either with or without consideration: (a) release or surrender any lien, security interest or other security of any kind or nature whatsoever held by Lender or by any person, firm or corporation on Lender's behalf or for Lender's account, securing any of the Guaranteed Obligations; (b) substitute for any collateral so held by Lender, other collateral of like kind, or of any kind; (c) modify the terms of the Note or any of the other Loan Documents;
(d) extend or renew the Note for any period; and (e) grant releases, compromises and indulgences with respect to the Note or any of the other Loan Documents and to any persons or entities now or hereafter liable thereunder or hereunder; (f) release any other guarantor, surety, endorser or accommodation party of the Note or any other Loan Documents; or (g) take or fail to take any action of any type whatsoever.

              3.7.2	No Affect on Guaranty.  No action which Lender shall take
or fail to take in connection with the Note or any of the other Loan
Documents, or any of them, or any security for the payment of the indebtedness of Borrower to Lender or for the performance of any of the Guaranteed Obligations or other undertakings of Borrower, nor any course of dealing with Borrower or any other person, shall release Guarantor's obligations under this Agreement, affect this Guaranty in any way, or afford Guarantor any recourse against Lender.

              3.7.3	Renewals and Modifications.  The provisions of this
Guaranty shall extend and be applicable to all renewals, amendments, extensions, consolidations, restatements and modifications of the Note and the other Loan Documents, and any and all references herein to the Note and the other Loan Documents shall be deemed to include any such renewals, extensions, amendments, consolidations, restatements or modifications thereof, provided that none of the foregoing materially increases the scope or extent of the Guaranteed Obligations.

       Section 3.8	No Contest with Lender; Subordination

              3.8.1	No Set-Off or Counterclaim Against Borrower.  So long as
any portion of the Loan and/or the Guaranteed Obligations remain unpaid, Guarantor will not, by paying any sum recoverable hereunder (whether or not demanded by Lender) or by any means or on any other ground, claim any set-off or counterclaim against Borrower in respect of any liability of Borrower to Guarantor or, in proceedings under the U.S. Bankruptcy Code or other insolvency proceedings of any nature, prove in competition with Lender in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of Borrower or the benefit of any other security for any Guaranteed Obligation which, now or hereafter, Lender may hold or in which Lender may have any share.

              3.8.2	Subordination by Guarantor.  So long as any portion of
the Loan remains unpaid, Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Guarantor to all of the Guaranteed Obligations and any other indebtedness of Borrower to Lender and agrees with Lender that:

       (a)	Guarantor shall not demand or accept any payment from
Borrower on account of such indebtedness;

       (b)	Guarantor shall not claim any offset or other reduction
of Guarantor's obligations under this Guaranty because of any such indebtedness;

       (c)	Guarantor shall not take any action to obtain any
interest in any of the security described in and encumbered by the Loan Documents because of any such indebtedness; and

       (d)	Guarantor shall not be entitled to receive and hereby
waive the right to receive any distributions or fees from Borrower until the Loan is paid in full except to the extent expressly permitted under the Mortgage.

              3.8.3	Collection for Lender.  Notwithstanding the foregoing, so
long as any portion of the Loan remains unpaid, if Lender so requests, any indebtedness of Borrower now or hereafter owed by Borrower to Guarantor shall be collected, enforced and received by Guarantor in trust as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower and/or Guarantor to Lender, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty except to the extent the principal amount of such outstanding indebtedness shall have been reduced by such payment.

       Section 3.9	Business Failure, Bankruptcy or Insolvency

              3.9.1	Proofs of Claim.  In the event there shall be pending any
bankruptcy or insolvency case or proceeding with respect to Guarantor under the U.S. Bankruptcy Code or any other applicable debtor relief law or in connection with the insolvency of Guarantor, or if a liquidator, receiver, or trustee shall have been appointed for Guarantor or Guarantor's properties or assets, Lender may file such proofs of claim and other papers or documents as Lender may deem to be necessary or advisable in order to have the claims of Lender allowed in any proceedings relative to Guarantor, or any of Guarantor's properties or assets, and, irrespective of whether the Guaranteed Obligations shall then be due and payable, by declaration or otherwise, Lender shall be entitled and empowered to file and prove a claim for the whole amount of any sums or sums owing with respect to the Guaranteed Obligations, and to collect and receive any moneys or other property payable or deliverable on any such claim. Guarantor shall cooperate in good faith with Lender in connection with the foregoing.

              3.9.2	Continuing Obligations.  So long as any portion of the
Loan remains unpaid, Guarantor shall not, without the prior written consent of Lender, commence, consent to or join with any other person or entity in commencing any bankruptcy, reorganization or insolvency proceedings of or against Borrower. The obligations of Guarantor under this Guaranty shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Borrower or Guarantor or by any defense that Borrower or Guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such case or proceeding. Guarantor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations that accrues after the commencement of any proceeding referred to above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, such interest as would have accrued on such portion of the Guaranteed
Obligations if such case or proceeding had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of Guarantor and Lender that the Guaranteed Obligations that are guaranteed by Guarantor hereunder should be determined without regard to any rule of law or order that may relieve Borrower of any portion of such Guaranteed Obligations.

              3.9.3	Admission of Cause.  If:  (a) there is filed by or
against Borrower or Guarantor a petition or answer or consent seeking relief under the U.S. Bankruptcy Code or any other applicable debtor relief law; (b) Borrower or Guarantor consents to the institution of proceedings thereunder or the filing of such petition or order; (c) Borrower or Guarantor makes an assignment for the benefit of creditors;
(d) Borrower or Guarantor fails generally to pay its debts as they come due; (e) there shall be instituted a proceeding for the winding up or liquidation of the affairs of Borrower or Guarantor; or (f) there shall be instituted a proceeding for the appointment of any liquidator, assignee, trustee, sequestrator (or similar official) with respect to Borrower or Guarantor or any portion of their respective properties, then Guarantor hereby stipulates and agrees to the fullest extent permitted by law that, to the extent such stay may be applicable as between Lender and Borrower or Guarantor, this constitutes "Cause" under Section 362(d) of the Bankruptcy Code to lift the automatic stay and Lender shall be entitled, subject to approval of the Bankruptcy Court, and, to the extent court relief from the stay is necessary or deemed advisable by Lender, Guarantor irrevocably consents to relief from, and Guarantor shall not defend against or oppose any motion to lift, any automatic stay imposed by
Section 362 of the Bankruptcy Code, or otherwise, to allow Lender to exercise all rights and remedies available to Lender, including foreclosure, as provided in the Loan Documents and as otherwise provided by law, and Guarantor hereby irrevocably waive any right to object to relief from such automatic stay.

ARTICLE IV

WAIVERS BY GUARANTOR

       Section 4.1	Waivers.  Guarantor hereby agrees that Guarantor's
obligations under this Guaranty shall not be affected or impaired by, and hereby waives and agrees not to assert or take advantage of any defense based on any of the following:

       (a)	the incapacity or lack of authority of Borrower or
Guarantor or any other person or entity, the death or disability of Borrower or Guarantor or any other person or entity, or the failure of Lender to file or enforce a claim against the estate (either in administration, bankruptcy or in any other proceeding) of Borrower or any other person or entity;

       (b)	the dissolution or termination of existence of Borrower
or Guarantor;

       (c)	the voluntary or involuntary liquidation, sale or other
disposition of all or substantially all of the assets of Borrower or Guarantor;

       (d)	the voluntary or involuntary receivership, insolvency,
bankruptcy, assignment for the benefit of creditors, reorganization, assignment, composition, or readjustment of, or any similar proceeding affecting, Borrower, Guarantor or any of Borrower's or Guarantor's properties or assets;

       (e)	failure to make or give notice of acceptance, demand,
presentment for payment, protest and notice of protest, demand, dishonor and nonpayment and all other notices except as expressly required in the Loan Documents, including the failure of Lender to give notice of the existence, creation or incurring of any new or additional indebtedness or Guaranteed Obligations or of any action or non-action on the part of Borrower, Lender, any endorser or creditor of Borrower or of Guarantor or on the part of any other person whomsoever under this Guaranty or any other Loan Document, or any and all other notices whatsoever to which Guarantor might otherwise be entitled;

       (f)	any failure or delay of Lender to commence an action
against Borrower, to assert or enforce any remedies against Borrower under the Note or any of the other Loan Documents, or to realize upon any security;

       (g)	any failure of any duty on the part of Lender to disclose
to Guarantor any facts Lender may now or hereafter know regarding
Borrower, whether such facts materially increase the risk to Guarantor or not;

       (h)	any lack of diligence by Lender in collection, protection
or realization upon any collateral securing the payment or performance of the Guaranteed Obligations;

       (i)	the invalidity or unenforceability of the Note or any of
the Loan Documents;

       (j)	the compromise, settlement, release or termination of any
of the Guaranteed Obligations;

       (k)	the failure of Lender to perfect any security or to
extend or renew the perfection of any security;

       (l)	any right or claim of right to cause a marshaling of the
assets of Guarantor or any other party;

       (m)	any right to require Lender (i) to proceed against
Borrower or any other person, (ii) to proceed against or exhaust any security held by Lender at any time, or (iii) to pursue any other remedy in Lender's power or under any other agreement, in any case, before proceeding against Guarantor hereunder;

       (n)	any defense based upon an election of remedies, splitting
a cause of action or merger of judgments;

       (o)	any principle or provision of law, statutory or
otherwise, which is or might be in conflict with the terms and provisions of this Guaranty;

       (p)	any facts, or any duty on the part of Lender to disclose
to Guarantor any facts, Lender may now or hereafter know about
Borrower or the Property, regardless of whether Lender (i) has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume, (ii) has reason to believe that such facts are unknown to Guarantor, or (iii) has a reasonable opportunity to communicate such facts to Guarantor, it being understood and agreed that Guarantor is fully responsible for being and keeping itself informed of the financial condition of Borrower, the financial and physical condition of the Property and all other circumstances bearing on the risk that liability may be incurred by Guarantor hereunder;

       (q)	any invalidity, irregularity or unenforceability, in
whole or in part, of any one or more of the Loan Documents;

       (r)	any deficiency in the collateral for the Loan or any
deficiency in the ability of Lender to collect or obtain performance from any persons now or hereafter liable for the payment and performance of any obligation guaranteed hereby;

       (s)	any claim that the automatic stay provided by 11 U.S.C.
Section 362 (arising upon the voluntary or involuntary bankruptcy proceeding of Borrower) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of Lender's rights, whether now existing or hereafter acquired, which Lender may have against Guarantor, Borrower or the Property or any other collateral for the Loan or this Guaranty;

       (t)	any modifications of the Loan Documents or any obligation
of Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to the U.S. Bankruptcy Code or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise;

       (u)	any defense based upon any statute or rule of law which
provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

       (v)	to the fullest extent permitted by law, any other legal,
equitable or surety defenses whatsoever to which Guarantor might otherwise be entitled, it being the intention that the obligations of Guarantor hereunder are absolute, unconditional and irrevocable;
or

       (w)	the purchase by Lender of other indebtedness obligations
or rights of Guarantor or Borrower.

       Guarantor covenants and agrees that, upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Guarantor shall not seek or cause Borrower or any other person to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to 11 U.S.C. Section 105 or any other provision of the U.S. Bankruptcy Code or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Guarantor or the collateral for the Loan by virtue of this Guaranty or otherwise.

       Section 4.2	Suretyship and Guaranty Waivers.  WITHOUT LIMITING THE
FOREGOING, GUARANTOR HEREBY WAIVES NOTICE OF:  (A) LENDER'S ACCEPTANCE OF
THIS GUARANTY; (B) ANY GRANT TO LENDER OF A SECURITY INTEREST, LIEN OR ENCUMBRANCE IN OR ON ANY ASSETS OF BORROWER; (C) LENDER'S RELEASE OR
WAIVER OF THIS GUARANTY, OR ANY OBLIGATION OF GUARANTOR HEREUNDER, OR ANY PARTY'S GUARANTEE OF THE NOTE OR ANY SECURITY INTEREST, LIEN OR
ENCUMBRANCE IN ANY OTHER PARTY'S ASSETS GIVEN TO LENDER TO SECURE THE
NOTE, THIS GUARANTY OR ANY OTHER PARTY'S GUARANTEE; (D) LENDER'S RELEASE, WAIVER OR MODIFICATION OF THE NOTE OR ANY OTHER LOAN DOCUMENTS;
(E) PRESENTMENT, DEMAND, NOTICE OF DEFAULT, INTENT TO ACCELERATE THE NOTE, ACCELERATION, NON-PAYMENT, PARTIAL PAYMENT AND PROTEST AND ALL OTHER
NOTICES OR FORMALITIES TO WHICH GUARANTOR MAY BE ENTITLED EXCEPT AS SPECIFICALLY PROVIDED IN THE LOAN DOCUMENTS; (F) ALL SURETYSHIP DEFENSES
OF EVERY KIND AND NATURE; (G) EXTENSIONS OF TIME OF PAYMENT OF THE NOTE GRANTED TO BORROWER; AND (H) ACCEPTANCE FROM BORROWER OR GUARANTOR (OR ANY OTHER PARTY) OF ANY PARTIAL PAYMENT OR PAYMENTS OF ANY GUARANTEED
OBLIGATIONS OR ANY COLLATERAL SECURING THE PAYMENT THEREOF OR THE
SETTLEMENT, SUBORDINATION, DISCHARGE OR RELEASE OF THE NOTE OR ANY
GUARANTEED OBLIGATIONS.  GUARANTOR AGREES THAT LENDER MAY HAVE OR AT ANY
TIME MAY TAKE ANY OR ALL OF THE FOREGOING ACTIONS IN SUCH MANNER, UPON
SUCH TERMS AND AT SUCH TIMES AS LENDER, IN LENDER'S SOLE DISCRETION, DEEMS ADVISABLE, WITHOUT IN ANY WAY IMPAIRING, AFFECTING, REDUCING OR RELEASING GUARANTOR FROM GUARANTOR'S OBLIGATIONS UNDER THIS GUARANTY AND GUARANTOR HEREBY CONSENTS TO EACH OF THE FOREGOING ACTIONS.

       Section 4.3	Waiver of Subrogation.  GUARANTOR HEREBY SUBORDINATES TO
ANY CLAIM OF LENDER ANY RIGHT OF SUBROGATION OR CLAIM FOR REIMBURSEMENT GUARANTOR MAY HAVE AGAINST BORROWER IN CONNECTION WITH ANY PAYMENTS MADE
TO LENDER PURSUANT TO THE PROVISIONS OF THIS GUARANTY UNTIL LENDER HAS
BEEN PAID ALL AMOUNTS DUE TO THE LENDER PURSUANT TO THE LOAN DOCUMENTS.

ARTICLE V

RIGHTS AND REMEDIES OF LENDER

       Section 5.1	Breach of Guaranteed Obligations.  Upon an Event of
Default (as defined in the any one of the Loan Documents), Lender shall have the right to enforce Lender's rights, powers and remedies hereunder or under any other agreement, document or instrument now or hereafter evidencing, securing or otherwise relating to the Guaranteed Obligations, in any order, and all rights, powers and remedies available to Lender in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity.

       Section 5.2	Exercise of Remedies.  Guarantor hereby authorizes and
empowers Lender upon an Event of Default (as defined in any one of the Loan Documents), at Lender's sole discretion, and without notice to Guarantor, to exercise any right or remedy which Lender may have, including a secured party sale, exercise of rights of power of sale, acceptance of an assignment in lieu of a secured party's sale, or exercise of remedies against personal property.

       Section 5.3	Right to Purchase at Foreclosure.  At any public or
private sale of any security or collateral for any of the Guaranteed Obligations, whether by foreclosure sale or otherwise, Lender may, in Lender's discretion, purchase all or any part of such security or collateral so sold or offered for sale for Lender's own account and may apply against the amount bid therefor all or any part of the balance due Lender pursuant to the terms of the Note or any other Loan Document without prejudice to Lender's remedies hereunder against Guarantor under the Guaranteed Obligations to the extent not satisfied after such application. Lender shall have no obligation to account to Guarantor for any collateral purchased by Lender after such purchase.

       Section 5.4	Partial Payments.  If the Guaranteed Obligations are
partially paid by reason of the election of Lender to pursue any of the remedies available to Lender, or if such Guaranteed Obligations are otherwise partially paid, this Guaranty shall nevertheless remain in full force and effect, and Guarantor shall remain liable for the entire balance of the Guaranteed Obligations even though any rights which Guarantor may have against Borrower may be destroyed or diminished by the exercise of any such remedy.

       Section 5.5	Independent Obligations.  The obligations of Guarantor
hereunder are independent of the obligations of Borrower, any members, partners, joint venturers, officers, directors, shareholders, trustees or beneficiaries (as applicable) of Borrower or any other person under the other Loan Documents, including the obligations of any other guarantor, and a separate action or actions may be brought and prosecuted against Guarantor, whether or not any action is brought against Borrower or any of such other persons and whether or not Borrower is joined in any such action or actions.

       Section 5.6	Application of Payments.  Guarantor hereby authorizes
Lender, without notice to Guarantor, to apply all payments and credits received from Borrower or Guarantor or realized from any security in such manner and in such priority as Lender in Lender's sole judgment shall see fit to the Guaranteed Obligations or the indebtedness, obligation and undertakings of the Guarantor hereunder.

ARTICLE VI

MISCELLANEOUS

       Section 6.1	Lender's Right to Transfer.  Guarantor acknowledges and
agrees that Lender may, at any time and from time to time, (a) sell, transfer, assign and convey all or any portion of Lender's right, title and interest in and to the Loan, this Guaranty and the Loan Documents, any guarantees given in connection with the Loan and any collateral given to secure the Loan (b) grant or issue one or more participations in any portion of Lender's right, title and interest in and to the Loan, this Guaranty and the Loan Documents, any guarantees given in connection with the Loan and any collateral given to secure the Loan, or (c) consummate one or more private or public securitizations of rated single or multi-class securities secured by or evidencing ownership interests in all or any portion of the Loan, this Guaranty and the Loan Documents, any guarantees given in connection with the Loan and any collateral given to secure the Loan, or a pool of assets that includes one or more or all of the foregoing.

       Section 6.2	Disclosure of Information.  Guarantor acknowledges and
agrees that Lender may forward to each prospective purchaser, transferee, assignee, servicer, participant or investor in the Loan, this Guaranty orthe Loan Documents, all documents and information which Lender now has or may hereafter acquire relating to the Loan, the Guarantor and the Property, whether furnished by Borrower or otherwise, as Lender determines necessary or desirable, subject to usual restrictions concerning the confidentiality of such information.

       Section 6.3	Loan Servicing.  Without limiting the foregoing
provisions of Section 6.2 above, Guarantor acknowledges that Lender may, in its sole discretion, retain and replace any loan servicer in connection with the Loan. Guarantor shall cooperate in good faith with Lender and any such loan servicer regarding the servicing of the Loan, including in connection with the replacement of any loan servicer.

       Section 6.4	Forbearance by Lender Not a Waiver.  Any forbearance by
Lender in exercising any right or remedy under this Guaranty, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. Lender's acceptance of payment of any sum due under this Guaranty after the due date of such payment shall not be a waiver of Lender's rights to either require prompt payment when due of all other sums due under this Guaranty or to declare a default for failure to make prompt payment. Lender's receipt of any awards, proceeds, or damages under the Mortgage shall not operate to cure or waive
Guarantor's default in payment of sums due under this Guaranty. With respect to all Loan Documents, only waivers specifically and expressly made in writing by Lender shall be effective against Lender. References in this Guaranty or any other Loan Document, if any, to the "continuance of an Event of Default" or words of similar import shall not be deemed or construed to mean that Lender is agreeing to excuse or to extend the time by which Borrower or Guarantor, as the case may be, may cure such Event of Default or to delay or waive Lender's right to exercise any rights or remedies to which Lender may be entitled by reason of such Event of Default.

       Section 6.5	Relationship.  The relationship between Lender and
Guarantor shall be that of indemnitee-indemnitor only. No term in this Guaranty or in the other Loan Documents and no course of dealing between or among the parties shall be deemed to create any relationship of agency, partnership or joint venture or any fiduciary duty by Lender to any other party.

       Section 6.6	Successors and Assigns Bound; Liability; and Agents.  The
covenants and agreements contained in this Guaranty shall bind, and the rights thereunder shall inure to, the respective successors and assigns of Lender and successors and permitted assigns of Guarantor. In exercising any rights under this Guaranty or any of the other Loan Documents or taking any actions provided for herein or therein, Lender may act through Lender's respective employees, agents or independent contractors as authorized by Lender.

       Section 6.7	Next Business Day.  Whenever any performance obligation
shall be stated to be due or required to be satisfied on a day other than a Business Day, such performance shall be made or satisfied on the next succeeding Business Day. A "Business Day" under this Section 6.7 shall be defined as as a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

       Section 6.8	Time of Essence.  Time is of the essence of this Guaranty
and the other Loan Documents and the performance of each of the obligations, undertakings, covenants and agreements contained herein and therein.

       Section 6.9	Entire Agreement.  This Guaranty and the other Loan
Documents embody the final, entire agreement between the parties hereto and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the subject matter hereof and thereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereof.

       Section 6.10	Counterparts.  To facilitate execution, this
Guaranty may be executed in as many counterparts as may be convenient or required. The signature and acknowledgment of, or on behalf of, each party, or the signature and acknowledgment of all persons required to bind any party need not appear on each counterpart. Signature pages and acknowledgment pages may be detached from this Guaranty without impairing the legal effects of the signature(s) thereon and attached to a counterpart original to form a fully-executed original of this Guaranty. All counterparts shall be deemed an original for all purposes and collectively constitute a single instrument.

       Section 6.11	Rights Cumulative.  Each right and remedy of Lender
under this Guaranty, the Note, the Mortgage and any other Loan Documents, shall be in addition to every other right and remedy of Lender and such rights and remedies may be enforced separately or in any combination.

       Section 6.12	Notices.  Any notice given or required to be given
under this Guaranty shall be given and deemed delivered in accordance with the Mortgage.

       Section 6.13.	Governing Law.  This Guaranty shall be governed by
and construed in accordance with the laws of the State of New York, but not including the choice of law rules thereof, and shall take effect as a sealed instrument. The parties hereby submit to the exclusive jurisdiction of the State and Federal Courts sitting in and for the City and County of New York, New York in respect of any and all actions arising under this Agreement, and waive any objections or challenges to personal jurisdiction, venue or the convenience of forum in any such actions brought in any such court.

[PAGE ENDS HERE - SIGNATURE PAGE FOLLOWS]


       IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the day and year first set forth above.

GUARANTOR:

POWER REIT, a Maryland real estate
Investment trust


By:/s/ Arun Mittal
Name:  Arun Mittal
 Title:  Vice President


EXHIBIT A

Legal Description of Land

That certain land containing approximately 54.12 acres shown as "Lot A-2" on that certain plan entitled "Subdivision Plan in Salisbury, MA" prepared by Millennium Engineering, Inc. dated September 14, 2012 (the "Plan") and recorded with the Essex South Registry Deeds at Plan Book 435, Plan 37.